2012 Fourth-Quarter and Full-Year Results February 7, 2013

2 Introduction ● Unless otherwise stated, we will be talking about results for the fourth- quarter or full-year 2012 and comparing them to the same periods in 2011 ● References to PMI volumes refer to PMI shipments ● Industry volume and market shares are the latest data available from a number of internal and external sources ● Organic volume refers to volume excluding acquisitions ● Net revenues exclude excise taxes ● Operating Companies Income, or “OCI”, is defined as operating income before general corporate expenses and the amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs ● Data tables showing adjustments to net revenues and OCI for currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to U.S. GAAP measures are at the end of today’s webcast slides which are also posted on our web site

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of projected results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce products with the potential to reduce the risk of smoking-related diseases; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended September 30, 2012. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

(a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials 2.9 6.4 12.3 16.4 0 18 Organic Cigarette Volume Net Revenues Adjusted OCI Adjusted Diluted EPS Growth (Q4, 2012 vs. Q4, 2011) Very Strong Fourth Quarter 4 (a) (a) (b) (%)

Source: PMI Financials 4.6 4.2 1.3 (1.6) (6.4) (7) 0 7 EEMA Asia Total PMI PMI Organic Cigarette Volume Growth (2012 vs. 2011) Full-Year Organic Volume Growth 5 (%) LA&C EU

Strong Regional Market Share Performances 6 (a) Excluding China (b) Also excluding the USA Source: PMI estimates PMI Market Shares 2011 2012 Variance Asia(a) 26.5% 27.3% (0.8)pp EEMA 23.7% 24.6% (0.9)pp EU 38.2% 38.1% (0.1)pp LA&C 35.7% 36.5% (0.8)pp Total(a)(b) 28.3% 28.8% (0.5)pp

Pricing Key Driver of Increased Profitability ● Pricing variance of $1.8 billion in 2012 ● Slightly unfavorable volume/mix variance: - Positive volume variance - Stable brand mix - Unfavorable geographic mix ● Increased investments in key brands, in-market field forces and infrastructure 7 Source: PMI Financials

5.6 8.1 0 12 Net Revenues Adjusted OCI Growth (2012 vs. 2011) Profitability Grew at High End of Mid to Long-Term Currency-Neutral Annual Growth Targets 8 (a) (a) (%) (a) Excluding currency and acquisitions Source: PMI Financials

(a) Excluding currency and acquisitions (b) Excluding currency Source: PMI Financials 5.6 8.1 11.7 0 12 Net Revenues Adjusted OCI Adjusted Diluted EPS Growth (2012 vs. 2011) Profitability Grew at High End of Mid to Long-Term Currency-Neutral Annual Growth Targets 9 (a) (a) (b) (%)

2013 Reported Diluted EPS Guidance: $5.68 to $5.78 ● Strong business fundamentals and excellent trends ● Forecast currency headwind of approximately six cents at EPS level in 2013 at prevailing exchange rates ● 2013 reported diluted EPS guidance is $5.68 to $5.78 versus $5.17 in 2012 ● This corresponds to a growth rate of 10% to 12% on a currency-neutral basis, compared to our adjusted diluted EPS of $5.22 in 2012 ● Expect to yet again meet our mid to long-term currency- neutral annual EPS growth target in 2013 10 Source: PMI Forecasts

Philippines: Disruptive Excise Tax Increase ● New tax law as of January 2013: ● We have increased the recommended retail prices of Marlboro box and Fortune soft, from PHP 32 to PHP 51, and PHP 15 to PHP 25.5, respectively ● Expect considerable volume impact (current estimate: down 20-25%), but marginal OCI impact given our pricing actions 11 Tax Tier Net Retail Price (PHP/pack) Share of Total Market 2012 New Law 2012 2013 2014 2015 2016 2017 2018 onwards 1 > 11.50 35% 12 25 27 28 29 30 +4% annually 2 ≤ 11.50 65% 2.72 12 17 21 25 Source: The Philippines’ Bureau of internal Revenue and PM Fortune Tobacco Corporation Excise Tax (PHP/pack) Old Law

EU: Proposed Tobacco Products Directive ("TPD") ● TPD has to be agreed by the European Council of Ministers and the European Parliament ● Implementation not expected until 2015/2016 ● Proposal does not mandate plain packaging, but calls for a ban on menthol and slim cigarettes and 75% graphic health warnings ● PMI believes such measures are fundamentally flawed and will lead to unintended consequences 12

2013 Business Outlook ● Organic cigarette volume growth expected, excluding the Philippines ● Key premium brands Marlboro and Parliament, performing strongly ● Strong brands in mid and low-price segments ● Reasonable excise tax environment outside the Philippines ● Pricing should again be key growth driver ● Strong OCI growth forecast for Asia, EEMA and Latin America & Canada Regions ● Expect to maintain current high level of profitability in EU Region, excluding currency 13 Source: PMI Forecasts

(2) 8 Marlboro L&M Fortune Bond Street Parl. Sam. A Lark Dji Sam Soe Very Strong Brand Performance Again in 2012 14 Volume Growth (2012 vs. 2011)(a) (a) Excluding Japan hurdle Note: Parl. is Parliament, Sam. A is Sampoerna A and Chest. is Chesterfield Source: PMI Financials (units billion) Philip Morris Chest. 0

Market Shares 2009 2010 2011 2012 Asia(a) 5.9% 6.2% 6.5% 6.6% EEMA 6.4 6.5 6.9 7.0 EU 18.4 18.2 18.0 18.3 LA&C 13.8 14.2 13.9 14.5 Total(a)(b) 9.0 9.1 9.2 9.3 Marlboro: Market Share Growth in All Four Regions 15 (a) Excluding China (b) Also excluding the USA Source: PMI estimates

Parliament: Double-Digit Volume Growth in 2012 16 0 2 Turkey Russia Other EE Middle East Source: PMI Financials (units billion) Volume Growth in EEMA Markets (2012 vs. 2011) ● Above premium-priced with refined luxury image ● Double-digit volume growth in 2012 to 43.4 billion units ● Packaging upgrades ● Launch of first-ever recessed filter capsule product in Korea

L&M: Global Volume up 4% in 2012 17 Volume Growth in Key Non-EU Markets (2012 vs. 2011) Note: Balk. is the Balkans, Thail. is Thailand, Slk. is Slovakia, Belg. is Belgium, Ger. is Germany and Neth. is the Netherlands Source: PMI Financials and PMI estimates (units billion) 0 2 Egypt Russia Balk. Thail. Turkey 22.4 16.6 14.5 10.5 9.6 0 24 Slk. Poland Belg. Ger. Neth. (%) Market Shares in Key EU Markets 2011 Growth (2012 vs. 2011)

Indonesia: PMI Outperformed in a Growing Market 18 ● Industry volume increased 8.2% in 2012 to 303 billion units ● Going forward, we expect 5-6% industry volume growth ● PMI volume surged by 17.5% in 2012 ● PMI share gains driven by: - Strong premium-skewed portfolio - Superior national distribution - Favorable price points Source: PMI estimates (based on expanded Nielsen coverage) and PMI Financials 4.5 4.8 12.7 13.8 7.9 7.8 4.2 4.5 2.1 3.3 32.8 35.6 2011 2012 PMI Market Shares (%) Marlboro Sampoerna A Dji Sam Soe Sampoerna Kretek U Mild Other Total PMI +2.8pp

Source: PMI Financials, PMI estimates and Nielsen Russia: Investments Showing Positive Returns 19 ● PMI volume increased by 3.8% in 2012 ● Total industry volume declined by 1.3% ● PMI share growth driven by: - Parliament in above premium - L&M in mid-price - Bond Street and Next in low-price - Share gains in growing slimmer diameter segment ● Excise tax increase in 2013 in line with previous government plan ● PMI increased prices by RUB 6-7 per pack in December 2012 25.8 26.3 2011 2012 PMI Market Share (%) +0.5pp

Source: PMI estimates, PMI Financials and Nielsen Turkey: Growing Market Share and Improving Mix 20 ● Total industry volume grew 8.8% in 2012 to 99 billion units: - Reduction in illicit trade - Trade loading in Q4, 2012 - Weak Q4, 2011 - Growth in adult population - Strong economy ● PMI volume up 12.7% in 2012 ● PMI share further increased to 45.7% and the mix improved behind Parliament and Muratti ● PMI increased retail prices by TRL 1.00 per pack in January 2013 21.1 20.8 6.3 6.7 17.4 18.2 44.8 45.7 2011 2012 PMI Market Share (%) Premium Mid Low +0.9pp

● Unemployment of 11.1% in Nov. 2012 was up 1.7 points year-on-year ● Cigarette industry volume declined by 7.9% in 2012, as adult smokers switched to fine cut and illicit products ● Reduction in tax differential resulted in much slower fine cut growth in Q4, 2012 ● PMI international brands performed well in 2012: - Marlboro cigarette market share up 0.6 points to 23.1% - Successful launch of Philip Morris Selection in growing international low- price segment - Leadership in fine cut with Chesterfield Note: Fine cut includes Make Your Own, Make Your Own volume tobacco and Roll Your Own Source: PMI estimates 22.5 23.1 11.6 23.5 3.6 3.6 4.2 13.8 13.9 13.2 12.4 53.1 53.0 11.9 27.9 2011 2012 2011 2012 Chesterfield Total PMI Diana Cigarettes Fine Cut Marlboro Italy: Marlboro Gained Share in a Challenging Environment 21 Other International PMI Market Shares (%)

Improved OCI Margins 22 (a) Excluding currency and acquisitions Source: PMI Financials Adjusted OCI Margins 2011 2012 Variance(a) Asia (45.3)% 45.9% (0.6)pp EEMA (41.3)% 44.8 (3.5) EU (50.0)% 49.5 (0.5) LA&C (30.7)% 32.4 (1.7) Total (44.1)% 45.2 (1.1) (a)

$300 Million Productivity Savings Target in 2013 23 ● Target of $300 million in pre-tax productivity savings in 2013 ● Will help offset moderate increase in leaf and direct material prices, as well as higher clove costs Source: PMI Forecasts

Higher Working Capital Requirements Impacted Free Cash Flow in 2012 24 ● Free cash flow of $8.4 billion in 2012, down $1.1 billion, or 11.6%, excluding currency ● $1.7 billion increase in working capital requirements: - Higher tobacco leaf and finished goods inventories in Indonesia, driven by our strong volume growth - Significantly higher clove purchases in Indonesia - Replenishment of global tobacco leaf stocks ● $220 million increase in capital expenditures: - Increase in capacity in Asia and EEMA Regions ● Anticipate strong free cash flow growth in 2013 Note: Free Cash Flow is defined as net cash provided by operating activities less capital expenditures Source: PMI Financials and PMI Forecasts

Free Cash Flow as a % of Net Revenues – (2008 – September 30, 2012) 25 8.4% 8.4% 9.3% 9.5% 9.5% 16.3% 16.4% 16.7% 16.7% 17.4% 19.6% 20.5% 21.2% 24.4% 24.9% 25.7% 29.7% Unilever Nestlé PepsiCo Heineken Bayer McDonald's Imperial Tobacco Vodafone Diageo Coca-Cola GlaxoSmithKline Johnson & Johnson Novartis BAT Roche Pfizer PMI 13.9% 14.0% 16.4% 18.0% 24.4% 24.5% 29.7% Japan Tobacco Altria BAT Lorillard PMI Peer Group Tobacco Sector Note: Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free cash flow as a percentage of net revenues is defined as total 2008 – September 30, 2012 period free cash flow over total 2008 – September 30, 2012 period net revenues. PMI’s free cash flow and net revenues for the period were $39,413 million and $132,533 million, respectively. Nearest comparable period is used where the 2008 – September 30, 2012 comparison is not available Source: Company filings, compiled by Centerview Reynolds American Imperial Tobacco

Very Significant Dividend Increases +17.4% +7.4% +10.3% +20.3% +10.4% $1.84 $3.40 2008 Aug Sept Sept Sept Sept 2012 2008 2009 2010 +84.8% 2011 2012 Note: Dividends for 2008 and 2012 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The annualized rate for 2012 is based on a quarterly dividend of $0.85 per common share, declared September 12, 2012 Source: PMI Financials 26

Very Substantial Share Repurchase Programs ● Initiated new three-year $18 billion share repurchase program in August 2012 ● Last year, we spent $6.5 billion to repurchase 74.9 million shares ● Target share repurchases of $6 billion in 2013 Source: PMI Financials and PMI Forecasts 27

28 Conclusion: Strong Results Expected in 2013 ● 2013 reported diluted EPS guidance of $5.68 to $5.78 ● This guidance corresponds to a growth rate of 10% to 12%, excluding currency, compared to our adjusted diluted EPS of $5.22 in 2012 ● Excise tax and regulatory environments manageable ● Favorable pricing environment ● Organic cigarette volume growth forecast, excluding the Philippines ● Strong growth momentum ● Premium Marlboro and Parliament performing very well ● Substantial returns to shareholders through dividends and share repurchases Source: PMI Forecasts

2012 Fourth-Quarter and Full-Year Results Questions & Answers

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2012								2011			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 6,684	$ 4,621	$ 2,063	$ (133)	$ 2,196	$ -	$ 2,196	European Union	$ 7,118	$ 4,910	$ 2,208	(6.6)%	(0.5)%	(0.5)%
5,016	2,877	2,139	(56)	2,195	-	2,195	EEMA	4,257	2,285	1,972	8.5%	11.3%	11.3%
5,403	2,598	2,805	(57)	2,862	-	2,862	Asia	5,013	2,366	2,647	6.0%	8.1%	8.1%
2,639	1,757	882	(24)	906	-	906	Latin America & Canada	2,488	1,644	844	4.5%	7.3%	7.3%
$ 19,742	$ 11,853	$ 7,889	$ (270)	$ 8,159	$ -	$ 8,159	**PMI Total**	$ 18,876	$ 11,205	$ 7,671	2.8%	6.4%	6.4%

2012						2011	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 955	$ (78)	$ 1,033	$ -	$ 1,033	European Union	$ 1,012	(5.6)%	2.1%	2.1%
921	(16)	937	-	937	EEMA	747	23.3%	25.4%	25.4%
1,129	(8)	1,137	-	1,137	Asia	1,036	9.0%	9.7%	9.7%
290	(4)	294	-	294	Latin America & Canada	214	35.5%	37.4%	37.4%
$ 3,295	$ (106)	$ 3,401	$ -	$ 3,401	**PMI Total**	$ 3,009	9.5%	13.0%	13.0%

30

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2012								2011			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 955	$ (5)	$ 960	$ (78)	$ 1,038	$ -	$ 1,038	European Union	$ 1,012	$ (22)	$ 1,034	(7.2)%	0.4%	0.4%
921	(5)	926	(16)	942	-	942	EEMA	747	(7)	754	22.8%	24.9%	24.9%
1,129	(15)	1,144	(8)	1,152	-	1,152	Asia	1,036	(8)	1,044	9.6%	10.3%	10.3%
290	(8)	298	(4)	302	-	302	Latin America & Canada	214	(12)	226	31.9%	33.6%	33.6%
$ 3,295	$ (33)	$ 3,328	$ (106)	$ 3,434	$ -	$ 3,434	PMI Total	$ 3,009	$ (49)	$ 3,058	8.8%	12.3%	12.3%

2012							2011			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[a]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[a]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[a]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,038	$ 2,196	47.3%	$ 1,038	$ 2,196	47.3%	European Union	$ 1,034	$ 2,208	46.8%	0.5	0.5
942	2,195	42.9%	942	2,195	42.9%	EEMA	754	1,972	38.2%	4.7	4.7
1,152	2,862	40.3%	1,152	2,862	40.3%	Asia	1,044	2,647	39.4%	0.9	0.9
302	906	33.3%	302	906	33.3%	Latin America & Canada	226	844	26.8%	6.5	6.5
$ 3,434	$ 8,159	42.1%	$ 3,434	$ 8,159	42.1%	PMI Total	$ 3,058	$ 7,671	39.9%	2.2	2.2

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

31

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 32 2012 2011 % Change Reported Diluted EPS 1.25$ 1.08$ 15.7% Adjustments: Asset impairment and exit costs 0.01 0.02 Tax items (0.02) - Adjus il ted EPS 1.24$ 1.10$ 12.7% Less: Currency impact (0.04) Adjusted Diluted EPS, excluding Currency 1.28$ 1.10$ 16.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 33 2012 2011 % Change Reported Diluted EPS 1.25$ 1.08$ 15.7% Less: Currency impact (0.04) Reported Diluted EPS, excluding Currency 1.29$ 1.08$ 19.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2012								2011			% Change in Reported Net Revenues excluding Excise Taxes		
Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Less Currency	Reported Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Reported Net Revenues excluding Excise Taxes, Currency & Acquisitions		Reported Net Revenues	Less Excise Taxes	Reported Net Revenues excluding Excise Taxes	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 27,338	$ 18,812	$ 8,526	$ (716)	$ 9,242	$ -	$ 9,242	European Union	$ 29,768	$ 20,556	$ 9,212	(7.4)%	0.3%	0.3%
19,272	10,940	8,332	(467)	8,799	27	8,772	EEMA	17,452	9,571	7,881	5.7%	11.6%	11.3%
21,071	9,873	11,198	(116)	11,314	1	11,313	Asia	19,590	8,885	10,705	4.6%	5.7%	5.7%
9,712	6,391	3,321	(196)	3,517	-	3,517	Latin America & Canada	9,536	6,237	3,299	0.7%	6.6%	6.6%
$ 77,393	$ 46,016	$ 31,377	$ (1,495)	$ 32,872	$ 28	$ 32,844	PMI Total	$ 76,346	$ 45,249	$ 31,097	0.9%	5.7%	5.6%

2012						2011	% Change in Reported Operating Companies Income		
Reported Operating Companies Income	Less Currency	Reported Operating Companies Income excluding Currency	Less Acquisitions	Reported Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Reported	Reported excluding Currency	Reported excluding Currency & Acquisitions
$ 4,187	$ (384)	$ 4,571	$ -	$ 4,571	European Union	$ 4,560	(8.2)%	0.2%	0.2%
3,726	(199)	3,925	4	3,921	EEMA	3,229	15.4%	21.6%	21.4%
5,197	39	5,158	-	5,158	Asia	4,836	7.5%	6.7%	6.7%
1,043	(63)	1,106	-	1,106	Latin America & Canada	988	5.6%	11.9%	11.9%
$ 14,153	$ (607)	$ 14,760	$ 4	$ 14,756	PMI Total	$ 13,613	4.0%	8.4%	8.4%

34

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2012								2011			% Change in Adjusted Operating Companies Income		
Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Reported Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 4,187	$ (5)	$ 4,192	$ (384)	$ 4,576	$ -	$ 4,576	European Union	$ 4,560	$ (45)	$ 4,605	(9.0)%	(0.6)%	(0.6)%
3,726	(5)	3,731	(199)	3,930	4	3,926	EEMA	3,229	(25)	3,254	14.7%	20.8%	20.7%
5,197	(39)	5,236	39	5,197	-	5,197	Asia	4,836	(15)	4,851	7.9%	7.1%	7.1%
1,043	(34)	1,077	(63)	1,140	-	1,140	Latin America & Canada	988	(24)	1,012	6.4%	12.6%	12.6%
$ 14,153	**$ (83)**	**$ 14,236**	**$ (607)**	**$ 14,843**	**$ 4**	**$ 14,839**	**PMI Total**	**$ 13,613**	**$ (109)**	**$ 13,722**	**3.7%**	**8.2%**	**8.1%**

2012							2011			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 4,576	$ 9,242	49.5%	$ 4,576	$ 9,242	49.5%	European Union	$ 4,605	$ 9,212	50.0%	(0.5)	(0.5)
3,930	8,799	44.7%	3,926	8,772	44.8%	EEMA	3,254	7,881	41.3%	3.4	3.5
5,197	11,314	45.9%	5,197	11,313	45.9%	Asia	4,851	10,705	45.3%	0.6	0.6
1,140	3,517	32.4%	1,140	3,517	32.4%	Latin America & Canada	1,012	3,299	30.7%	1.7	1.7
$ 14,843	**$ 32,872**	**45.2%**	**$ 14,839**	**$ 32,844**	**45.2%**	**PMI Total**	**$ 13,722**	**$ 31,097**	**44.1%**	**1.1**	**1.1**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

35

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 36 2012 2011 % Change Reported Diluted EPS 5.17$ 4.85$ 6.6% Adjustments: Asset impairment and exit costs 0.03 0.05 Tax items 0.02 (0.02) Adjus il ted EPS 5.22$ 4.88$ 7.0% Less: Currency impact (0.23) Adjusted Diluted EPS, excluding Currency 5.45$ 4.88$ 11.7%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 37 2012 2011 % Change Reported Diluted EPS 5.17$ 4.85$ 6.6% Less: Currency impact (0.23) Reported Diluted EPS, excluding Currency 5.40$ 4.85$ 11.3%

For the Quarters Ended For the Years Ended December 31, December 31, 2012 2011 % Change 2012 2011 % Change Net cash provided by operating activities(a) 1,650$ 961$ 71.7% 9,421$ 10,529$ (10.5)% Less: Capital expenditures 337 329 1,056 897 Free cash flow 1,313$ 632$ +100% 8,365$ 9,632$ (13.2)% Less: Currency impact 118 (152) Free cash flow, excluding currency 1,195$ 632$ 89.1% 8,517$ 9,632$ (11.6)% For the Quarters Ended For the Years Ended December 31, December 31, 2012 2011 % Change 2012 2011 % Change Net cash provided by operating activities(a) 1,650$ 961$ 71.7% 9,421$ 10,529$ (10.5)% Less: Currency impact 103 (213) Net cash provided by operating activities, excluding currency 1,547$ 961$ 61.0% 9,634$ 10,529$ (8.5)% PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures (a) Operating Cash Flow 38 Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency For the Quarters and Years Ended December 31, ($ in millions) (Unaudited)

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow as a Percent of Net Revenues Excluding Excise Taxes ($ in millions) (Unaudited) (a) Operating Cash Flow For the Nine Months Ended For the Years Ended September 30, December 31, Cumulative Total 2012 2011 2010 2009 2008 2008 ~ September 2012 Net cash provided by operating activities(a) 7,771$ 10,529$ 9,437$ 7,884$ 7,935$ 43,556$ Less: Capital expenditures 719 897 713 715 1,099 4,143 Free cash flow 7,052$ 9,632$ 8,724$ 7,169$ 6,836$ 39,413$ For the Nine Months Ended For the Years Ended September 30, December 31, Cumulative Total 2012 2011 2010 2009 2008 2008 ~ September 2012 Net Revenues 57,651$ 76,346$ 67,713$ 62,080$ 63,640$ 327,430$ Less: Exc se Taxes 34,163 45,249 40,505 37,045 37,935 194,897 Net Revenues excluding Excise Taxes 23,488$ 31,097$ 27,208$ 25,035$ 25,705$ 132,533$ Free Cash Flow as a Percent of Net Revenues excluding Excise Taxes 29.7% 39

February 7, 2013 2012 Fourth-Quarter and Full-Year Results